EXHIBIT 10.01

NO: (2007) (BAO) ZI (026)

Contract of Suretyship

Exhibit 10.1 - 1

Contract of Suretyship

Creditor: Yayuncun Branch Bank, Beijing Rural Commercial Bank (hereinafter referred to as Party A)
Address: No. A56, Anli Road, Chaoyang District, Beijing
Postal Code: 100012
Person in Charge: Cui Jin
Tel: 84802809
Fax: 84802808

Surety: Beijing Xelent Tech & Trading Co., Ltd. ((hereinafter referred to as Party B)
Address: 20G, Building A, Chengming Building, 2 Xizhimennan Avenue, Xicheng District, Beijing
Postal Code: 100034
Legal Representative: Wang Xin
Tel: 85653808
Fax: 85633636
Deposit Bank: Chang'an Branch, Huaxia Bank
Account: 4031200001804000036428
Loan Card: 110100000440303101

For the purpose of assuring the implementation of Loan Contract (hereinafter referred to as principal contract,) No. (026) (Jie) zi (2007) signed by the debtor of the principal contract CECT-CHINACOMM COMMUNICATIONS Co.,Ltd. and Party A on June 20th, 2007, Party B hereby desires to provide suretyship for the debtor of principal contract.

Party A hereby agrees to accept the suretyship provided by Party B after review. This contract is hereby made through mutual negotiations of both parties in accordance with the Guaranty Law of the People's Republic of China and other relevant laws and regulations for the purpose of defining the rights and obligations of both parties.

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Chapter I Nature and Amount of Principal Claim

Article 11 The nature and amount of principle claim guaranteed by Party B are the nature amount of principal claim of principal contract. Type: payment term, The amount of principal claim shall be set in the amount of RMB 120, 000,000 (one hundred and twenty million).

Chapter II Term of Implementation of Principal Contract

The term of implementation of principal contract shall be set in the period form June 20th, 2007 to June 16th, 2010.

Chapter III Modes of Suretyship

Article 3 The modes of suretyship hereof shall be suretyship of joint and several liability.

Chapter IV Scope of Suretyship

Article 4 The suretyship hereof shall guarantee the principal and interests of the principal contract, penalty, compound, default fine, compensation, expense to satisfy creditor’s rights including but not limited to litigation expense, attorney expense, travel expense etc. and all other payable expenses.

Chapter V Term of Suretyship

Article 5 The term of suretyship hereof shall be two (2) years from the date of maturity of principal debt; the term of suretyship of bank acceptance shall be two (2) years from the date of payment on account made by Party A.

Where the loans of principal contract become matured by batches, the term of suretyship of each loan shall be two (2) years from the date of maturity of the loan.

Where Party A collect loans in advance upon the terms and conditions of principal contract, the term of suretyship shall be two (2) years from the date of repayment notice made by Party A to the borrower.

Chapter VI Rights and Obligations of Both Parties
Article 6 Rights and Obligations of Party B:

6.1 Party B makes such guarantee that it is capable of providing suretyship as a surety in accordance with the laws of People’s Republic of China;

6.2 Party B makes such guarantee that it has been aware of and agreed with all terms and conditions of principal contract and desires to provide suretyship for the debtor of principal contract and all its expressions of intent hereof are authentic;

6.3 Party B shall be liable for suretyship independently. Where a third party provides suretyship for the debtor of principal contract, Party B shall continue to be liable for suretyship.

Exhibit 10.1 - 3

6.4 Party B makes such guarantee that all introductions related to its credibility, financial reports or other materials provided to Party A are authentic and valid;

6.5 Where the debtor of principal contract repays all debts of principal contract on time, Party B shall not be held liable for the suretyship hereof;

6.6 Party A and the debtor of principal contract may have right to modify the principal contract without Party B’s consent except the terms of extension and amount of loan. Party B shall continue to be held liable within the scope of suretyship hereof whereby and shall not escape from joint and several liability due to such modification.

6.7 During the period of validity hereof, where Party A transfer its principal claim to a third party, a consent shall not need to be obtained from the surety; Party B shall continue to be held liable within the scope of suretyship hereof.

6.8Party B shall perform all obligations of principal contract instead where the debtor of principal contract fails to perform its obligations according to agreements (including advance maturity agreed in principal contract);

6.9 During the period of validity hereof, in case any following situations are aroused, Party A shall be informed in writing thirty (30) days in advance and the liabilities of suretyship hereunder shall be fulfilled:

a) Party B’s conducts including alteration in shares and registered capital, contract-making, rent, reform in stock, pool, merger, acquisition, joint venture or separation;

b) Party B is bankrupt;

c) Party B goes out of business;

d) Party B is dissolved;

e) Party B’s business license is withdrawn;

f) Party B is withdrawn;

g) Party B stops production;

h) Party B’s financial status is deteriorated facing serious difficulties;

Exhibit 10.1 - 4

i) Party B is involved in significant lawsuits;

In case of modification of address, name, scope of business and legal representative of Party B, Party A shall be informed in writing within five (5) days upon modification;

6.10 During term of suretyship, Party B shall not provide suretyship to a third party beyond its capacities;

6.11Party B shall be responsible for supervision on the use of loan of the debtor of principal contract.

Article 7 Rights and Obligations of Party A
7.1 Party A may have right to demand Party B to provide relevant documents that can prove its legal identity;

7.2 Party A may have right to demand Party B to provide financial reports and other materials that can reflect its credibility;

7.3 Where Party A’s creditor’s rights fail to be satisfied partly or fully upon maturity of principal debt, Party A may have right to demand Party B to fulfill its liabilities of suretyship in accordance with the terms and conditions herein.

7.4 Where Party B fail to fulfill its liabilities of suretyship, Party A may have right to adopt following measures to repay the principal debt:

a) To deduct from any accounts opened by Party B in all Party A’s business organizations directly;

b) To deal with the assets or property rights of Party B legally possessed and operated by Party A.

7.5  During the period of validity of principal contract, where Party A transfer its principal claim to a third party, Party B shall be informed in time.

Chapter VII Breach
Article 8 Both parties shall perform the obligations hereunder fully after this contract comes into force. Should either party fail to perform the obligations hereunder or perform the obligations hereunder inappropriate, it shall be deemed as breach hereof and shall be held liable for the loss of the other party arising therefrom.

Exhibit 10.1 - 5

Article 9 In case of invalidity hereof due to Party B’s fault, Party B shall be held liable for all losses of Party A arising therefrom within the scope of suretyship herein.

Chapter VIII Validity, Modification, Rescindment and Termination
Article 10 This contract shall become valid in the event that it is signed and attached official seal by the legal representatives (main principal) of both parties or the agents (the authorization paper shall be attached as an annex hereof).

Article 11 This contract shall continue to be valid in case of invalidity of principal contract. Party A shall continue to be held liable for the suretyship hereunder in case of invalidity of principal contract.

Article 12
12.1 Either party shall not modify in its own will or rescind in advance this contract after this contract comes into force. In the event that this contract needs to be modified or rescinded, it shall be made through mutual agreement in writing;

12.2 This contract shall be automatically terminated in the event that the debtor of principal contract has fulfilled all principal debts.

Chapter IX Solution of Disputes
Article 13 Any disputes arising herefrom between Party A and Party B shall be settled through friendly negotiations; In case no settlements can be reached, the disputes shall be submitted to the people’s court of the place of Party A.

Chapter X Miscellaneous
Article 14 Where the notice agreed herein is sent through telegram or fax, sending shall be deemed to have been served; where the notice is sent through mail, it shall be deemed to have been served three days after sending mail.

Article 15 Other matters agreed by both parties:

Article 16 This contract shall be made in triplicate and both parties and borrower hold one copy that is equally authentic.

Article 17 This contract is made in Asian Olympic Park Branch Bank, Beijing Rural Commercial Bank on June 20th, 2007. Party A has explained all terms of notices.

Party A (official seal):

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Main Principal (signature): Cui Jin
(or Agent)

Date: June 20th, 2007

Yayuncun Branch Bank, Beijing Rural Commercial Bank

Party A (official seal):

Main Principal (signature): Wang Xin
(or Agent)

Date: June 20th, 2007

Beijing Xelent Tech & Trading Co., Ltd.

Exhibit 10.1 - 7